Huntington

SUBORDINATION AGREEMENT

THIS SUBORDINATION AGREEMENT (this "Agreement") is entered into as of July 19, 2005, by and among The Huntington Capital Investment Company, an Ohio corporation (the "Undersigned"), United ExpressLine, Inc. ("Borrower"), and LaSalle Business Credit, LLC, a Delaware limited liability company ("Lender").

R E C I T A L S

WHEREAS, Borrower is indebted to the Undersigned, as evidenced by an Amended and Restated Senior Subordinated Note dated July 19, 2005 in the amount of $3,500,000.00 (the "Subordinated Note"), a Note Purchase Agreement (the "Note Purchase Agreement"), a Security Agreement (the "Security Agreement") and a Mortgage, Security Agreement, Assignment of Rents and Fixture Filing (the "Mortgage"), each dated July 27, 2001 (the Subordinated Note, Note Purchase Agreement, Security Agreement and Mortgage, together with all other documents, instruments and agreements executed in connection therewith, other than the Guaranty (as defined below) are collectively referred to as, the "Junior Debt Instruments"), and will or may from time to time hereafter be otherwise indebted to the Undersigned in various sums;

WHEREAS, as additional credit support for the "Junior Debt" (as defined below), Timothy S. Durham has agreed to execute a guaranty for a portion of the Junior Debt (the "Guaranty");

WHEREAS, the Undersigned is desirous of having LaSalle Business Credit, LLC ("Lender") extend and/or continue the extension of credit to Borrower from time to time as Lender in its sole discretion may determine, and Lender has refused to consider the extension and/or continued extension of such credit until the "Junior Debt" (as defined below) is subordinated to the "Senior Debt" (as defined below) in the manner hereinafter set forth; and

WHEREAS, the extension and/or continued extension of credit, as aforesaid, by Lender is necessary or desirable to the conduct and operation of the business of Borrower, and will inure to the personal and financial benefit of the Undersigned.

NOW, THEREFORE, in consideration of the extension and/or continued extension of credit by Lender to Borrower, as Lender may, in its sole discretion, determine, and for other good and valuable consideration to the Undersigned, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

A.            Definitions. All capitalized terms used in this Agreement without definition shall have the meanings ascribed to such terms in the Loan Agreement, as hereinafter defined. In addition, the following terms shall have the following meanings in this Agreement:

"Blockage Period" shall have the meaning set forth in Section H hereof.

"Enforcement Action" shall mean (a) to demand, sue for, take or receive from or on behalf of Borrower or any guarantor of the Junior Debt (other than Timothy S. Durham with respect to the Guaranty), by

# 476289.v04 9/19/05 10:28 AM @7$904!.DOC	1941.158

setoff or in any other manner, the whole or any part of any moneys which may now or hereafter be owing by Borrower or any such guarantor with respect to the Junior Debt, (b) to initiate or participate with others in any suit, action or proceeding against Borrower or any such guarantor to (i) enforce payment of or to collect the whole or any part of the Junior Debt or (ii) commence judicial enforcement of any of the rights and remedies under the Junior Debt Instruments or applicable law with respect to the Junior Debt, (c) to accelerate any Junior Debt, or (d) to exercise any put option or to cause Borrower or any such guarantor to honor any redemption or mandatory prepayment obligation under any Junior Debt Document or (e) to take any action to realize upon any of the Collateral or to exercise any other right or remedy with respect to the Collateral.

"Junior Debt" shall have the meaning set forth in Section B hereof.

"Junior Debt Instruments" shall have the meaning set forth in the recitals hereinabove.

"Junior Default" shall mean a default in the payment of the Junior Debt or in the performance of any term, covenant or condition contained in the Junior Debt Instruments or any other occurrence permitting the Undersigned to accelerate the payment of [, put or cause the redemption of] all or any portion of the Junior Debt.

"Junior Default Notice" shall mean a written notice from the Undersigned or Borrower to Lender pursuant to which Lender is notified of the occurrence of a Junior Default, which notice incorporates a reasonably detailed description of such Junior Default.

"Lender Collateral" shall have the meaning set forth in Section C hereof.

"Limited Blockage Period" shall have the meaning set forth in Section H hereof.

"Permitted Payments" shall mean regularly scheduled payments of interest on an unaccelerated basis pursuant to the Note Purchase Agreement.

"Proceeding" shall mean any voluntary or involuntary insolvency, bankruptcy, receivership, custodianship, liquidation, dissolution, reorganization, assignment for the benefit of creditors, appointment of a custodian, receiver, trustee or other officer with similar powers or any other proceeding for the liquidation, dissolution or other winding up of a Person.

"Senior Covenant Default" shall mean any "Event of Default" described in Section 15 of the Loan Agreement, other than a Senior Payment Default, or any condition or event that, after notice or lapse of time or both, would constitute such an Event of Default if that condition or event were not cured or removed within any applicable grace or cure period set forth therein.

"Senior Debt" shall have the meaning set forth in Section B hereof.

"Senior Debt Documents" shall mean the Loan Agreement and the Other Agreements.

"Senior Default" shall mean any Senior Payment Default or Senior Covenant Default.

"Senior Default Notice" shall mean a written notice from Lender to the Undersigned pursuant to which the Undersigned is notified of the occurrence of a Senior Default, which notice incorporates a reasonably detailed description of such Senior Default.

"Senior Payment Default" shall mean any "Event of Default" described in Section 15(a) of the Loan Agreement, including, without limitation, any default in payment of Senior Debt after acceleration thereof.

"Undersigned Collateral" shall have the meaning set forth in Section C hereof.

B.            the Undersigned subordinates the indebtedness evidenced by the Junior Debt Instruments, as well as any and all other indebtedness now or at any time or times hereafter owing by Borrower, or any successor or assign of Borrower, including without limitation, a receiver, trustee or debtor-in-possession (the term "Borrower"

as used hereinafter shall include any such successor or assign) to the Undersigned, whether such indebtedness is absolute or contingent, direct or indirect and howsoever evidenced, including without limitation all interest thereon, (collectively, the "Junior Debt") to any and all indebtedness now or at any time or times hereafter owing by Borrower to Lender (whether absolute or contingent, direct or indirect and howsoever evidenced, including without limitation all interest thereon and fees, whether or not such interest or fees are allowed in a bankruptcy or similar proceeding) and all other demands, claims, liabilities or causes of action for which Borrower may now or at any time or times hereafter in any way be liable to Lender pursuant to that certain Loan and Security Agreement entered into by and between Lender and Borrower dated July __, 2005 (as the same may be amended, supplemented or otherwise modified from time to time, the "Loan Agreement") and the "Other Agreements", as defined in the Loan Agreement (collectively, the "Senior Debt"); provided, however, that in no event shall the principal amount of the Senior Debt exceed the lesser of (i) the sum of (x) $6,000,000 plus (y) all advances by Lender to pay interest, fees, costs expenses and indemnification claims owing to Lender and (ii) $7,500,000.

C.            the Undersigned (i) agrees not to ask for or receive from Borrower or any other person or entity who is or shall become primarily or secondarily liable for any of the Senior Debt any security for the Junior Debt not specifically granted by the Security Agreement and Mortgage; (ii) agrees to subordinate all security interests, liens, encumbrances and claims, whether now existing or hereafter arising, which in any way secure the payment of the Junior Debt (the "Undersigned's Collateral") to all security interests, liens, encumbrances and claims, whether now existing or hereafter arising, which in any way secure the payment of the Senior Debt (the "Lender's Collateral"); (iii) agrees that in the event Lender forecloses or realizes upon or enforces any of its rights with respect to Lender's Collateral, or Borrower sells any of Lender's Collateral in a transaction consented to by Lender, the Undersigned shall, upon demand, execute such terminations, partial releases and other documents as Lender requests in its sole discretion to release the Undersigned's lien upon such Lender's Collateral; and (iv) agrees that it shall have no right to possession of any assets included in the Undersigned's Collateral which also constitutes the Lender's Collateral, whether by judicial action or otherwise, unless and until Lender has, in writing, notified the Undersigned that all the Senior Debt has been paid in full and all obligations arising in connection therewith have been discharged;

D.            except as set forth in Section H hereof, the Undersigned agrees (i) to instruct Borrower not to pay, and agrees not to accept payment of all or any portion of the Junior Debt, provided, that nothing herein shall limit the Undersigned's right to receive and retain, at any time, payments made by Timothy S. Durham with respect to the Guaranty, and (ii) except as set forth in Section J hereof, the Undersigned agrees not to take an Enforcement Action unless and until Lender has, in writing, notified the Undersigned that the Senior Debt has been paid in full and all obligations arising in connection therewith have been discharged. Without limitation of the foregoing, the liens described in Schedule 1 attached hereto are and shall be subordinate to Lender's Collateral, including without limitation that certain Real Property Mortgage and Assignment of Leases and Rents dated as of ___________, 2005 and recorded in Elkhart County, Indiana on ______________, 2005 in Deed Record ____, Page ____, in accordance with the terms of this Agreement;

E.            the Undersigned subrogates Lender to the Junior Debt and the Undersigned's Collateral; irrevocably authorizes Lender (i) to collect, receive, enforce and accept any and all sums or distributions of any kind that may become due, payable or distributable on or in respect of the Junior Debt or the Undersigned's Collateral, other than with respect to the Guaranty, whether paid directly by Borrower or paid or distributed in any liquidation, bankruptcy, arrangement, receivership, assignment, reorganization or dissolution proceedings or otherwise, and (ii) in Lender's sole discretion, to make and present claims therefor in, and take such other actions as Lender deems necessary or advisable in connection with, any such proceedings, either in Lender's name or in the name of the Undersigned; and agrees that upon the written request of Lender, it will promptly assign, endorse and deliver to and deposit with Lender all agreements, instruments and documents evidencing the Junior Debt, including without limitation the Junior Debt Instruments;

F.             agrees to receive and hold in trust for and promptly turn over to Lender, in the form received (except for the endorsement or assignment by the Undersigned where necessary), any sums at any time paid to, or received by, the Undersigned in violation of the terms of this Agreement and to reimburse Lender for all costs, including reasonable attorney's fees, incurred by Lender in the course of collecting said sums should the Undersigned fail to voluntarily turn the same over to Lender as herein required. If the Undersigned fails to endorse or assign to Lender any items of payment received by the Undersigned on account of the Junior Debt other than with respect to the Guaranty, the Undersigned hereby irrevocably makes, constitutes and appoints Lender (and all persons designated by Lender for that purpose) as the Undersigned's true and lawful attorney and agent-in-fact, to make such endorsement or assignment in the Undersigned's name;

G.            agrees that it shall not modify or amend any agreement, instrument or document evidencing or securing the Junior Debt, including without limitation the Junior Debt Instruments, without the prior written consent of Lender; provided, however, that (i) it may, without the prior written consent of Lender, waive defaults, extend the maturity of the Junior Debt and enter into any other amendments, the effect of which is to make the terms of the Junior Debt less restrictive on Borrower than prior to such amendment and (ii) if the Senior Debt Documents are amended in a manner that adds a financial covenant or other material covenant or any default or makes an existing financial covenant or other material covenant or default more restrictive on Borrower, then the Undersigned and Borrower shall be permitted, without the consent of Lender, to make the same amendment to or modification of the financial covenants will continue to maintain (on a financial covenant by financial covenant basis) the same percentage spread between those contained in the Senior Debt Documents and those contained in the Junior Debt Instruments, each as in effect on the date hereof;

H.            (i) the Borrower may make and the Undersigned may retain Permitted Payments, provided that Borrower may not make and the Undersigned may not receive any Permitted Payments or any other amount due with respect to the Junior Debt if, (a) at the time of such payment, a Senior Payment Default exists and such Senior Payment Default shall not have been cured or waived in accordance with the terms of the Senior Debt Documents (the period during which such conditions exist being referred to as a "Blockage Period") or (b) subject to the last sentence of this Section H, (x) at the time of such payment, Borrower and the Undersigned shall have received a Senior Default Notice from Lender stating that a Senior Covenant Default exists or would be created by the making of such payment, (y) each such Senior Covenant Default shall not have been cured or waived in accordance with the terms of the Senior Debt Documents, and (z) 180 days shall not have elapsed since the date such notice was received (the period during which such conditions exist being referred to as a "Limited Blockage Period"); (ii) subject to the last sentence of this Section H, Borrower may resume payments of Permitted Payments (and may make any payments of Permitted Payments missed due to the existence of a Blockage Period or a Limited Blockage Period) in respect of the Junior Debt or any judgment with respect thereto upon the expiration of the Blockage Period or Limited Blockage Period, whether by cure or waiver of the applicable Senior Payment Default or Senior Covenant Default or expiration of the applicable 180 day period with respect to a Limited Blockage Period; and (iii) notwithstanding any provision of this Section H to the contrary, (w) Borrower shall not be prohibited from making, and the Undersigned shall not be prohibited from receiving, payments during a Limited Blockage Period for more than an aggregate of 180 days within any period of 360 consecutive days, (x) no Senior Covenant Default existing on the date any Senior Default Notice is given pursuant to this Section H shall, unless the same shall have ceased to exist for a period of at least one (1) day, be used as a basis for any subsequent such notice, (y) Lender may not initiate more than four (4) Limited Blockage Periods in the aggregate and (z) the failure of Borrower to make any payment with respect to the Junior Debt by reason of the operation of this Section H shall not be construed as preventing the occurrence of a Junior Default under the applicable Junior Debt Instruments.

The provisions of this Section H shall not apply to any payment with respect to which Section I would be applicable.

I.             In the event of any Proceeding involving Borrower, (a) all Senior Debt first shall be paid in full and all obligations in connection therewith have been discharged before any payment of or with respect to the Junior Debt (other than with respect to the Guaranty) shall be made; (b) any payment or distribution, whether in cash, property or securities which, but for the terms hereof, otherwise would be payable or deliverable in respect of the Junior Debt, other than with respect to the Guaranty, shall be paid or delivered directly to Lender (to be held and/or applied by Lender in accordance with the terms of the Loan Agreement) until all Senior Debt is paid in full and all obligations arising in connection therewith have been discharged.

J.             Until the Senior Debt is paid in full and all obligations in connection therewith have been discharged, the Undersigned shall not, without the prior written consent of Lender, take any Enforcement Action with respect to the Junior Debt, except (x) as permitted in the following sentence and (y) nothing contained in this Agreement shall limit the rights of the Undersigned to exercise its rights with respect to the Guaranty. Upon the earliest to occur of: (i) acceleration of the Senior Debt, (ii) the commencement of a Proceeding involving Borrower or (iii) the passage of (A) 180 days from the delivery of a Junior Default Notice to Lender if any Junior Default

described therein (other than a failure to make payment of principal on the maturity date of the Junior Debt) shall not have been cured or waived within such period, or (B) 120 days from the delivery of a Junior Default Notice to Lender if a Junior Default exists as a result of Borrower's failure to pay the principal of the Junior Debt on the Maturity date thereof, which default has not been cured or waived within such period, the Undersigned may, upon five Business Days' prior written notice to Lender, accelerate the Junior Debt or take any other Enforcement Action which is not inconsistent with or in contravention of, and which does not interfere with, the enforcement actions taken by the holders of the Senior Debt and the provisions of this Agreement; provided, however, that if following the acceleration of the Senior Debt as described in clause (i) above, such acceleration is rescinded, then all Enforcement Actions taken by the Undersigned shall likewise be rescinded if such Enforcement Action is based solely on clause (i) above. Notwithstanding the foregoing, until the Senior Debt is paid in full and all obligations in connection therewith have been discharged, the Undersigned shall not (nor shall any agent on its behalf), without the prior written consent of the Lender, take any Enforcement Action with respect to the Lender's Collateral.

K.            Notwithstanding anything to the contrary contained in this Agreement, the Undersigned may at any time receive and retain payments made pursuant to the Guaranty and exercise any rights under, or take any Enforcement Action with respect to, the Guaranty.

The Undersigned represents and warrants to Lender that the Undersigned has not assigned or otherwise transferred the Junior Debt or the Undersigned's Collateral, or any interest therein to any person or entity, that the Undersigned will make no such assignment or other transfer thereof unless the instrument of assignment or transfer is endorsed with proper notice of this Agreement and such assignee or transferee agrees to be bound by its terms, and that all agreements, instruments and documents evidencing the Junior Debt and the Undersigned's Collateral will be endorsed with proper notice of this Agreement. The Undersigned will promptly deliver to Lender a certified copy of the Junior Debt Instruments, as well as certified copies of all other agreements, instruments and documents hereafter evidencing any Junior Debt, in each case showing such endorsement. The Undersigned represents and warrants to Lender that the outstanding amount of Junior Debt evidenced by the Junior Debt Instruments as of the date of this Agreement is $3,500,000.00.

The Undersigned expressly waives all notice of the acceptance by Lender of the subordination and other provisions of this Agreement and all notices not specifically required pursuant to the terms of this Agreement, and the Undersigned expressly waives reliance by Lender upon the subordination and other provisions of this Agreement as herein provided. The Undersigned consents and agrees that all Senior Debt shall be deemed to have been made, incurred and/or continued at the request of the Undersigned and in reliance upon this Agreement. The Undersigned agrees that Lender has made no warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of the documents, instruments and agreements evidencing the Senior Debt, that Lender shall be entitled to manage and supervise its financial arrangements with Borrower in accordance with its usual practices, without impairing or affecting this Agreement, and that Lender shall have no liability to the Undersigned, and the Undersigned hereby waives any claim which it may now or hereafter have against Lender arising out of (i) any and all actions which Lender takes or omits to take (including without limitation actions with respect to the creation, perfection or continuation of liens or security interests in any existing or future Lender's Collateral, actions with respect to the occurrence of an event of default under any documents, instruments or agreements evidencing the Senior Debt, actions with respect to the foreclosure upon, sale, release, or depreciation of, or failure to realize upon, any of Lender's Collateral and actions with respect to the collection of any claim for all or any part of the Senior Debt from any account debtor, guarantor or other person or entity) with respect to the documents, instruments and agreements evidencing the Senior Debt or to the collection of the Senior Debt or the valuation, use, protection or release of Lender's Collateral (ii) Lender's election in any proceeding instituted under Chapter 11 of Title 11 of United States Code (11 U.S.C. § 101 et. seq.) (the "Bankruptcy Code"), of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or (iii) any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code by Borrower, as debtor-in-possession. Without limiting the generality of the foregoing, the Undersigned waives the right to assert the doctrine of marshalling with respect to any of the Lender's Collateral, and consents and agrees that Lender may proceed against any or all of the Lender's Collateral in such order as Lender shall determine in its sole discretion.

The Undersigned agrees that Lender may at any time and from time to time without the consent of or notice to the Undersigned, without incurring liability to Junior Creditor and without impairing or releasing the obligations of Junior Creditor under this Agreement, change the manner or place of payment or extend the time of payment of or renew or alter any of the terms of the Senior Debt, or amend in any manner any agreement, note, guaranty or other instrument evidencing or securing or otherwise relating to the Senior Debt; provided that Lender shall not, without the consent of the Undersigned, (a) increase the Senior Debt in excess of the amount set forth in Section B hereof, (b) increase the interest rate with respect to the Senior Debt except in connection with the imposition of a default rate of interest in accordance with the Loan Agreement, (c) extend the final maturity of the Senior Debt or (d) shorten the time of payment with respect to any Senior Debt. The Undersigned agrees that Lender may sell or surrender or otherwise deal with any of Lender's Collateral, and may release any balance of funds of Borrower with Lender, without notice to the Undersigned and without in any way impairing or affecting this Agreement.

This Agreement shall be irrevocable and shall constitute a continuing agreement of subordination and shall be binding on the Undersigned and its heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender, its successors and assigns until Lender has, in writing, notified the Undersigned that all of the Senior Debt has been paid in full and all obligations arising in connection therewith have been discharged. Lender may continue, without notice to the Undersigned, to lend monies, extend credit and make other accommodations to or for the account of Borrower on the faith hereof. The Undersigned hereby agrees that all payments received by Lender may be applied, reversed, and reapplied, in whole or in part, to any of the Senior Debt, without impairing or affecting this Agreement.

The Undersigned hereby assumes responsibility for keeping itself informed of the financial condition of Borrower, any and all endorsers and any and all guarantors of the Senior Debt and the Junior Debt and of all other circumstances bearing upon the risk of nonpayment of the Senior Debt and the Junior Debt that diligent inquiry would reveal, and the Undersigned hereby agrees that Lender shall have no duty to advise the Undersigned of information known to Lender regarding such condition or any such circumstances or to undertake any investigation not a part of its regular business routine. If Lender, in its sole discretion, undertakes, at any time or from time to time, to provide any information of the type described herein to the Undersigned, Lender shall be under no obligation to subsequently update any such information or to provide any such information to the Undersigned on any subsequent occasion.

No waiver shall be deemed to be made by Lender of any of its rights hereunder unless the same shall be in writing signed on behalf of Lender and each such waiver, if any, shall be a waiver only with respect to the specific matter or matters to which the waiver relates and shall in no way impair the rights of Lender or the obligations of the Undersigned to Lender in any other respect at any other time.

THIS AGREEMENT SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

To induce Lender to accept this Agreement, the Undersigned irrevocably agrees that, subject to Lender's sole and absolute election, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS AGREEMENT SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE CITY OF CHICAGO, STATE OF ILLINOIS. THE UNDERSIGNED HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURTS LOCATED WITHIN SAID CITY AND STATE. The Undersigned hereby irrevocably appoints and designates the Secretary of State of Illinois, whose address is Springfield, Illinois (or any other person having and maintaining a place of business in such state whom the Undersigned may from time to time hereafter designate upon ten (10) days written notice to Lender and who Lender has agreed in its sole discretion in writing is satisfactory and who has executed an agreement in form and substance satisfactory to Lender agreeing to act as such attorney and agent), as the Undersigned's true and lawful attorney and duly authorized agent for acceptance of service of legal process. The Undersigned agrees that service of such process upon such person shall constitute personal service of such process upon the Undersigned. THE UNDERSIGNED HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST THE UNDERSIGNED BY LENDER IN ACCORDANCE WITH THIS PARAGRAPH.

THE UNDERSIGNED HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS AGREEMENT.

IN WITNESS WHEREOF, this Agreement has been executed as of this _____ day of July, 2005.

WITNESSES: ___________________________________________ Print Name: _________________________________ ___________________________________________ Print Name:_________________________________

THE HUNTINGTON CAPITAL INVESTMENTS COMPANY, an Ohio corporation

By ________________________________________
Print Name _________________________________
Its ________________________________________

Address:
41 South High Street
Ninth Floor
Columbus, Ohio 43287
Attention: __________________________________

(Signature Page to Subordination Agreement (Huntington))

ACKNOWLEDGMENT

STATE OF	}
} SS
COUNTY OF	}

This foregoing instrument was acknowledged before me this _________ day of July, 2005 by ________________________________, of THE HUNTINGTON CAPITAL INVESTMENTS COMPANY, an Ohio corporation, on behalf of the corporation.

____________________________________
Notary Public

My Commissions Expires: ______________

(Acknowledgment Signature Page to Subordination Agreement (Huntington))

IN WITNESS WHEREOF, this Agreement has been executed as of this 19th day of July, 2005.

WITNESSES: ___________________________________________ Print Name:_________________________________ ___________________________________________ Print Name:_________________________________

LASALLE BUSINESS CREDIT, LLC

By ________________________________________
Print Name__________________________________
Its_________________________________________

Address:
135 S. LaSalle Street
Suite 425
Chicago, Illinois 60603
Attention:___________________________________

(Signature Page of Borrower's Consent to Subordination Agreement (Huntington))

ACKNOWLEDGMENT

STATE OF	}
} SS
COUNTY OF	}

This foregoing instrument was acknowledged before me this ___ day of July, 2005 by ________________________________, of LASALLE BUSINESS CREDIT, LLC, a Delaware limited liability company, on behalf of the company.

____________________________________
Notary Public

My Commissions Expires: ______________

(Signature Page of Borrower's Consent to Subordination Agreement (Huntington))

BORROWER'S CONSENT

Borrower hereby consents to the foregoing Agreement (and the terms thereof) and agrees to abide thereby and to keep, observe and perform the several matters and things therein intended to be kept, observed and performed by it, and specifically agrees not to make any payments contrary to the terms of said Agreement.

A breach of any of the terms and conditions of this consent shall constitute an "Event of Default" under the Loan and Security Agreement dated July 19, 2005 between Borrower and Lender.

WITNESSES: ___________________________________________ Print Name:_________________________________ ___________________________________________ Print Name:_________________________________	UNITED EXPRESSLINE, INC. By:_______________________________________ Print Name:________________________________ Title:______________________________________

(Signature Page of Borrower's Consent to Subordination Agreement (Huntington))

ACKNOWLEDGMENT

STATE OF	}
} SS
COUNTY OF	}

This foregoing instrument was acknowledged before me this _________ day of July, 2005 by ________________________________, of UNITED EXPRESSLINE, INC., on behalf of the corporation.

____________________________________
Notary Public

My Commissions Expires: ____________________________

This instrument prepared by and

after recording return to:

Philip M. Blackman, Esq.

GOLDBERG, KOHN, BELL, BLACK,

ROSENBLOOM & MORITZ, LTD.

55 East Monroe Street, Suite 3700

Chicago, Illinois 60603

(312) 201-4000

(Acknowledgment Page of Borrower's Consent to Subordination Agreement (Huntington))

        [Certain schedules and exhibits have been omitted from this Agreement as filed with the Securities and Exchange Commission (the "SEC"). The omitted information is considered immaterial from an investor's perspective. The Registrant will furnish supplementally a copy of any of the omitted schedules or exhibits to the SEC upon request from the SEC.]